Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1588

               Dividend Income Leaders Strategy Portfolio 2015-4

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on December 14, 2015, holders of Government Properties Income Trust ("GOV") common shares received 0.0108 shares of the RMR Group Inc. ("RMR") Class A common stock for each share of GOV common stock held as of November 27, 2015. Fractional shares of RMR were not issued in this spinoff, and consequently cash was distributed for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both GOV and RMR.

Supplement Dated:   December 14, 2015